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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       DECEMBER 22, 2000 (DECEMBER 21, 2000)

                            -----------------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

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
                000-23709                                        13-3870996
         (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

           450 WEST 33RD STREET                                    10001
            NEW YORK, NEW YORK                                   (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

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                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.


        On December 21, 2000, DoubleClick Inc. issued a press release announcing its termination of the Agreement and Plan of Merger and Reorganization, dated as of October 2, 2000, among DoubleClick Inc., Genesis Merger Sub, Inc. and NetCreations, Inc.

        A copy of the press release with respect to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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

EXHIBIT
NUMBER
99.1 Press Release issued on December 21, 2000 announcing DoubleClick's termination of the Agreement and Plan of Merger and Reorganization, dated as of October 2, 2000, among DoubleClick Inc., Genesis Merger Sub, Inc. and NetCreations, Inc.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DOUBLECLICK INC.
                                  ---------------------------------------------
                                  (Registrant)


                                  By: /s/ Elizabeth Wang
                                      -----------------------------------------
                                      Name:  Elizabeth Wang
                                      Title: Vice President and General Counsel

Dated: December 22, 2000













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

EXHIBIT                              EXHIBIT INDEX
99.1      Press Release issued on December 21, 2000 announcing DoubleClick's termination of the Agreement and Plan of Merger and Reorganization,
          dated as of October 2, 2000, among DoubleClick Inc., Genesis Merger
          Sub, Inc. and NetCreations, Inc.

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                          STATEMENT OF DIFFERENCES

The copyright symbol shall be expressed as................................ 'c'